Fees Summary	Dec. 11, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,177,396.39
Previously Paid Amount	0
Total Fee Amount	2,096.01
Total Offset Amount	0
Net Fee	$ 2,096.01